Exhibit 99.1

Tarragon Corporation March 28, 2007

Forward Looking Statement Disclaimer Statements contained in this presentation that are not historical facts are forward-looking statements as the term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those currently anticipated due to a number of factors that include, but are not limited to, unfavorable changes in the residential and multifamily markets, the possibility that acquisitions or new developments may not achieve anticipated results, difficulties in selling existing multifamily communities, changing economic conditions, changes in interest rates, the availability of financing and/or sufficient cash flow to fund obligations and acquisitions, risks associated with the proposed spin off of Tarragon’s homebuilding division as described in documents filed with the Securities and Exchange Commission (SEC) that relate to the transaction and other risk factors as discussed in documents filed periodically by Tarragon with the SEC. The statements made in this presentation are made as of today, based upon information currently known to management, and Tarragon disclaims any duty to update such statements. TARRAGON CORPORATION 2

Background Tarragon Corporation is a leading developer of multifamily housing for rent and for sale. The Company’s operations are concentrated in the Northeast, Florida, Texas and Tennessee. Mid-year 2007: Proposed pro rata, tax free spin off of the homebuilding division to shareholders will result in two independent, publicly traded companies: • Sage Residential, Inc. — real estate services business that owns and operates residential and commercial properties, and • “Tarragon Homes Corporation” (to be renamed Tarragon Corporation following the spin off) — homebuilding business that develops, renovates, builds and markets homes in high-density, urban locations. TARRAGON CORPORATION 3

Advantages of the Spin Off As separate entities, each business will have: Direct and differentiated access to financing and the capital markets, with appropriate capital structures; The ability to structure acquisitions in an appropriate manner; Alignment of management incentives with performance; Clear investment appeal to different audiences; and, Distinct strategies and independent management. TARRAGON CORPORATION 4

Sage Residential, Inc. Management-focused real estate services business of 500 employees — led by an award-winning team — that provides asset and property management, leasing and renovation services to residential and commercial properties. • Property management Operating unit with over 14,000 apartments in 59 market-rate and affordable communities in 10 states Value-added focus with inventory management, ancillary income programs and cost control systems Tarragon University: An industry recognized leader in career ladder employee training • Condominium management Investor Services: Leasing, maintenance, financing, brokerage and accounting services to investor-owners Homeowner Associations: Manage over 4,500 units in 16 communities • Acquisition and Renovation Acquire, renovate, reposition, stabilize and sell older apartment properties for its own account and in partnership with others. • Complementary financial services Residential mortgage lending services to tenants and owners in Sage-managed condominium communities TARRAGON CORPORATION 5

Sage Residential: A Strategy for Growth by Adding Value • Grow revenue from portfolio properties Historical growth in NOI exceeded inflation and out-paced industry A 4% annual growth in property values would increase NAV by $1.50 per share Acquire older apartment properties for value-added renovation Grow the residential mortgage lending business Increase number of condominium apartment properties under management Achieve national presence through acquisition of other residential property management companies while growing third party management revenue Minimize the need for equity financing of growth opportunities: Manage cash flow through property sales (currently slated at $50-60 million with most taxable gains deferred) Grow cash flow through expansion of revenue from management services Use 1031 Tax Free exchanges to freshen portfolio Access alternative capital sources (joint ventures, private placements with pension funds) to fuel portfolio and management growth TARRAGON CORPORATION 6

History of Strong Same-store NOI Growth Same-Store NOI Growth 8.0% 7.4% -6.0%(53%) 2001 2002 2003 2004 2005 2006 ¦ Tarragon Corporation A Multifamily REITs(a) (a) Multifamily REIT industry mean same-store NOI Growth per Green Street Advisors and company filings. The sector includes: AEC, ESS, CPT, BRE, ASN, PPS, UDR, EQR, AVB, AIV, MAA, HME and CLP. TARRAGON CORPORATION 7

Real Estate Services Segment Balance Sheet Adjusted to Reflect Estimated Fair Market Value of Property Portfolio As of December 31, 2006 (dollars in thousands) FMV Assets Adjustment* Rental real estate assets $845,238 $274,683 $1,119,921 Cash 2,008 2,008 Other assets 29,433 29,433 Total assets $876,679 274,683 $1,151,362 Liabilities and equity Mortgages and notes payable 867,413 867,413 Other liabilities 35,697 35,697 Total liabilities $903,110 $903,110 Minority interest 12,318 29,405 41,723 Stockholders’ equity (deficit) (38,749) 245,278 206,529 $876,679 274,683 $1,151,362 Real Estate Services Book value per share (based on an estimated 30 million Tarragon shares ($1.29) $6.88 outstanding) * Estimated fair values were based on Broker’s Opinions of Value received from Marcus & Millichap, a national real estate investment brokerage company, for all but three properties. One property was valued based on a contract of sale dated February 2007. Two properties under development or in initial lease-up were valued at historical cost, net carrying values. TARRAGON CORPORATION 8

Estimated Fair Market Value of Property Portfolio Supplementary Schedule Estimated fair values of rental real estate (in millions)* At December 31, 2006 Residential $1,029 Commercial $49 Rentals Under Construction $43 Estimated Fair Market Value of Property Portfolio $1,120 Additional data Annual stabilized NOI of portfolio $72 million Range of cap rates 5.01 — 9.49% Average cap rate 6.4% * Estimated fair values were based on Broker’s Opinions of Value received from Marcus & Millichap, a national real estate investment brokerage company, for all but three properties. One property was valued based on a contract of sale dated February 2007. Two properties under development or in initial lease-up were valued at historical cost, net carrying values. TARRAGON CORPORATION 9

Homeowner Associations Under Management Association Units 1100 Adams Street Condominium Association 76 Hoboken, NJ 07030 Bishop’s Court @ Windsor Parke Condominium Association 324 Jacksonville, FL 32224 Cobblestone at Eagle Harbor Condominium Association 328 Orange Park, FL 32003 Cordoba Beach Park Condominium Association 166 Tampa, FL 33609 Lofts on Post Oak Condominium Association 351 Houston, TX 77056 Mirabella Condominium Association 400 Jacksonville, FL 32246 Montreux at Deerwood Lake Condominium Association 444 Jacksonville, FL 32216 Oxford Place Condominium Association 298 Tampa, FL 33647 Quarter at Ybor Condominium Association 455 Tampa, FL 33605 Tradition at Palm Aire Condominium Association 248 Sarasota, FL 34243 Via Lugano Condominium Association 364 Boynton Beach, FL 33436 Villas at Seven Dwarfs Lane Condominium Association 256 Kissimmee, FL 34746 Total Units Managed 3,710 One Hudson Park 168 Edgewater, NJ Knightsbridge at Stoneybrook 396 Orlando, FL Trio 140 Palisades Park, NJ The Exchange 87 Fort Lauderdale, FL Total Units Including Scheduled 4,501 TARRAGON CORPORATION 10

Successful Investment Strategies Have Produced a Track Record of Exceptional Results WOODCLIFF ESTATES — 561 UNITS AVENTERRA APARTMENTS -296 UNITS THE LOFTS — 411 UNITS EAST HARTFORD, CT DALLAS, TEXAS MANCHESTER, CT Turnaround Rehabilitation Acquisition of Underperforming Assets Acquired 1998 Rehabilitation 2003-2004 . Acquired 2005 Purchase Price $16.7 million Cost- $2.5 million Purchase Price- $33 million Renovation- $7.5 million 2004 NOI- $268 thousand 1998 NOI- $1.05 million 2006 NOI-$724 thousand 2006 NOI-$2.2 million 2006 NOI- $3.3 million 2007(E) NOI. $798 thousand 2oo7 No| ___$2.8 million 2007(E)NOI-$3.6million BOV-S9.7mi.lion BOV-$43.5 million BOV-$52.4 million TARRAGON CORPORATIoN 11

Sage Projects TARRAGON CORPORATION 12

Sage Management Team WILLIAM S. FRIEDMAN Chairman and Chief Executive Officer EILEEN A. SWENSON President WILLIAM M. THOMPSON Executive Vice President — Operations ERIN D. PICKENS Executive Vice President and Chief Financial Officer TODD C. MINOR Executive Vice President and Treasurer KATHRYN MANSFIELD Executive Vice President, Secretary and General Counsel TARRAGON CORPORATION 13

Tarragon: A Unique Urban Homebuilder •Focus on high-density, urban markets driven by: Demographic changes that increase housing demand in urban areas by single professionals and non-traditional households, which now make up 80% of US households Scarcity of developable land and growth restrictions that channel development into urban areas, particularly in the Northeast • Continue successful site selection, design and construction strategy of developing properties in attractive markets with high barriers to entry — where demand for housing has outstripped supply due to complex legal and regulatory environments. • Target highly defined market segments such as first-time, ethnic, active adult, retirement, empty-nester and affluent second-home buyers • Select locations offering profitable for sale and for rent exit options to mitigate risk of market changes · Reduce conversion-related debt to about $75 million by the end of 2007 and total debt to less than 1.5 x equity TARRAGON CORPORATION 14

Tarragon Corporation Continue Tarragon’s successful homebuilding business — a demand-driven approach to fulfill the housing needs of urban dwellers • High-rise and mid-rise condominiums and commercial properties Townhomes, traditional new developments, and low-rise condominiums Development of rental apartment communities, primarily in urban infill locations from Texas to New England Land development Conversion of existing rental apartment communities to condominiums TARRAGON CORPORATION 15

Homebuilding Segment Balance Sheet As of December 31, 2006 (dollars in thousands) Assets HB Inventory $1,005,923 Contracts receivable 69,048 Partnership/JV investments 60,559 Cash and cash equivalents 21,468 Other assets 41,639 Total Assets $1,198,637 Liabilities and Equity Mortgages and notes payable 516,487 Unsecured lines of credit and notes 29,419 Senior convertible notes 5,750 Junior subordinated unsecured notes 125,000 Other liabilities 91,047 Total Liabilities $767,703 Minority interest 9,771 Stockholders’ Equity 421,163 $1,198,637 Homebuilding business book value per share (based on an estimated 30 million Tarragon $14.04 shares outstanding) TARRAGON CORPORATION 16

Homebuilding Inventory at Cost As of December 31, 2006 (dollars in thousands) Active Pipeline Unconsolidated Total High-and Mid-Rise Developments 199,806 0 (8,050) 191,756 Townhome and Traditional New Developments 82,074 7,624 (49,560) 40,138 Rental Developments 221,545 0 — 221,545 Condominium Conversions 354,405 96,521 (41,880) 409,046 Land Development 7,627 122,348 0 129,975 Contract deposits 0 13,463 0 13,463 Total Homebuilding Inventory 865,457 239,956 (99,490) 1,005,923 Estimated sellout $1.4 billion TARRAGON CORPORATION 17

Tarragon Projects TARRAGON CORPORATION 18

Mid-rise development — 1000 Jefferson — Hoboken, NJ Luxury Rental | 217 Apartment Homes | Rent: $2,400-3,800/month | Estimated completion date: Q4 2007 TARRAGON CORPORATION 19

High-rise — One Hudson Park — Edgewater, NJ Luxury Condominiums | 168 Homes | Pricing from $700,000 to $1.9 million | 75% Sold TARRAGON CORPORATION 20

Condominium Conversion — Knightsbridge — Orlando, FL 396 Homes | Pricing from $90,000 — 235,000 | Sales Office Opened February ‘07 | 32 units sold in two months TARRAGON CORPORATION 21

Successful Track Record of Developing Rental Units Tarragon has built over 7,000 rental units costing $804 million with a current value in excess of $1.1 billion 8,000 1,415 6,000 5,180 5,778 4 918 4 918 262 14,000 — 3,218 1,014 . 2,481 737 2,000 812 1.405 2,085 396 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Current (b) Development ¦ Previous Years’ Developments ¦ New Developments 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007(E) Total Development Cost ($MM) 59.9 49.9 51.6 54.3 74.4 87.2 75.2 — 19.8 81.7 249.6 Current Value ($MM)(a) 103.1 64.6 76.5 72.2 113.7 116.2 117.8 — 26.7 106.3 311.3 Based on Marcus & Millichap opinions of value. For certain projects that were converted to condominiums, current value is based on total sell out value. Includes 5 projects currently in planning or under development. Development cost based on current budgets and current value is based on projected, stabilized Net Operating Income. TARRAGON CORPORATION 22

Homebuilding Debt Reduction Mortgages and Notes Payable — Estimated 2007 Debt Reduction (dollars in millions) Balance at December 31, 2006 $516 Loan paydowns: Completed condominiums ($125) For sale developments ($130) For rent developments ($165) Total paydowns ($420) Construction loan draws $200 Pipeline acquisitions $80 Targeted year-end 2007 balance $376 TARRAGON CORPORATION 23

Repositioning Active Developments and Pipeline Reduce inventory of Florida condominium conversions to favor developments in the Northeast (Data as of December 31, 2006) Active Communities by Product Type Units Active Units by Re9ion (4,561 units) 0% 22% 10% 20% 19% 20% 20% 56% ¦ Condo Conversion High-Rise + Mid-Rise ¦ North Florida ¦Central Florida ? South Florida Mixed Residential and Commercial Town Homes Northeast West Florida Other ¦ Land Pipeline Product Type by Units PiPeline Units by Region (4,682 units) 30% 5% 6% 55% 72% Condo Conversion ¦ High-Rise + Mid-Rise Mixed Residential and Commercial ? Town Homes ¦ Central Florida South Florida ¦ Land ? Northeast ? West Florida TARRAGON CORPORATION 24

Tarragon Homes Management Team WILLIAM S. FRIEDMAN Chairman ROBERT P. ROTHENBERG President And Chief Executive Officer TODD M. SCHEFLER Executive Vice President, Tarragon Homes President, Tarragon Development Corporation WILLIAM ROSATO Executive Vice President of Construction RON LEICHTNER Executive Vice President of Finance CHARLES D. RUBENSTEIN Executive Vice President And Chief Real Estate Counsel TARRAGON CORPORATION 25

Additional Information About the Spin Off Tarragon has filed a preliminary proxy statement with the SEC containing information about Tarragon, Sage, the proposed spin-off transaction and related matters. A definitive proxy statement, which may contain additional or different information from that contained in the preliminary proxy statement, will be filed with the SEC and mailed to Tarragon’s stockholders prior to the stockholders’ meeting related to the spin-off transaction. Stockholders are urged to read carefully the definitive proxy statement, when it becomes available, as it will contain important information that stockholders should consider before making a decision about the spin-off transaction and related matters. In addition to receiving the definitive proxy statement from Tarragon in the mail, stockholders will be able to obtain the definitive proxy statement, when it becomes available, the preliminary proxy statement and other filings containing information about Tarragon, the spin-off transaction and related matters, without charge, at the SECs web site (http://www.sec.gov). Documents filed with the SEC by Tarragon will also be available free of charge at Tarragon’s web site (http://www.tarragoncorp.com). Stockholders may obtain copies of these documents without charge by requesting them in writing from Tarragon Corporation, 3100 Monticello Ave., Ste. 200, Dallas, TX, 75205, or by telephone at (214) 599-2200. Tarragon and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Tarragon’s stockholders with respect to the proposed spin-off transaction. Information regarding any interests that Tarragon’s executive officers and directors may have in the transaction is set forth in the preliminary proxy statement and will be included in the definitive proxy statement, when it becomes available. TARRAGON CORPORATION 26